Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 2,317,034	$ 363,593	¥ 3,252,396
Allowance for credit losses	(177,563)	(27,863)	(128,199)	$ (20,117)	¥ (33,989)	¥ (3,589)
Total	¥ 2,139,471	$ 335,730	¥ 3,124,197